                                                                   EXHIBIT 10.76


                      CONTINUING AGREEMENT FOR IRREVOCABLE
                           STANDBY LETTERS OF CREDIT


DATED AS OF:                        7-6-00
                        ----------------------------------

APPLICANT:              CALIFORNIA BEACH RESTAURANTS, INC.
                        ----------------------------------
                        SEAVIEW, RESTAURANTS, INC.
                        ----------------------------------
                        17383 SUNSET BLVD. #100
                        ----------------------------------
                        PACIFIC PALISADES, CA 90272
                        ----------------------------------

CORRESPONDENT BANK:
                        ----------------------------------

                        ----------------------------------

                        ----------------------------------

     From time to time any person signing this Agreement as Applicant or Correspondent Bank (either or both, "Applicant") may request U.S. Bank to issue or to request one of its affiliates to issue one or more irrevocable standby letters of credit (each, a "Credit") substantially in accordance with the terms of any application (each, an "Application") submitted to U.S. Bank by Applicant.

     In consideration of the issuance by U.S. Bank or an affiliate of U.S. Bank (each such affiliated issuer, an "Other Issuer") of one or more Credits, each Applicant agrees that the following terms shall apply to each Application and each Credit issued by U.S. Bank or any Other Issuer (either or both, "Bank").

1.  OBLIGATIONS

    a. Applicant promises to pay Bank on demand at U.S. Bank's International Banking Office, Portland, Oregon:

        i. The amount of each draft or other request for payment ("draft") drawn under the Credit. For amounts payable in United States currency, Applicant agrees to reimburse Bank in United States currency. For amounts payable in other currency, Applicant agrees to reimburse Bank an equivalent amount in United States currency at Bank's then current selling rate for telecommunications transfer of such other currency to the place the draft is payable, or at Bank's option, in any other currency, place, form and manner acceptable to Bank. If Bank so demands, Applicant promises to pay Bank in advance, in United States currency, all sums necessary to put Bank in funds to pay all such drafts whether payable in United States currency or otherwise.

        ii. Bank's fees, at the per annum rate fixed by Bank, for the period from the date of issuance to the expiry date of the Credit. Such fees shall be payable from time to time, in advance, at such intervals as Bank may require and shall be nonrefundable, whether or not the Credit is drawn upon, reduced in time or amount or otherwise modified.

        iii. The entire principal amount which has not been drawn under the Credit, to be held by Bank as collateral for any draws. Any such amount which is not applied to reimbursement of draws shall be refunded to Applicant within thirty (30) days after the expiry date of the Credit, with interest at U.S. Bank's lowest savings account rate then in effect.

        iv. All taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature whatsoever paid or incurred by Bank in connection with this Agreement, the Credit or any related transactions, and any liability with respect thereto (including but not limited to interest, penalties and expenses).

        v. Interest on all amounts due under this Agreement from the applicable due date until paid at a per annum rate equal to the sum of U.S. Bank's prime rate, as that rate may vary from time to time, plus 5%. Interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed. U.S. Bank's prime rate is the rate which U.S. Bank from time to time established as its prime rate and is not, for example, the lowest rate of interest which U.S. Bank collects from any borrower or class of borrowers.

    b. Without limiting Applicant's obligations to any Other Issuer, but without duplication, Applicant promises to pay to U.S. Bank on demand, at U.S. Bank's International Banking Office in Portland, Oregon, an

APPLICATION FOR AMENDMENT TO LETTER OF CREDIT
(COMMERCIAL OR STANDBY)

TO: [ ] United States National Bank of Oregon   [ ] U.S. Bank of Nevada
    [X] U.S. Bank of California                 [ ] U.S. Bank of Utah
    [ ] U.S. Bank of Idaho                      [ ] U.S. Bank of Washington,
                                                    National Association

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Date    CUSTOMER REFERENCE          L/C NUMBER          AMENDMENT NUMBER
                                    SLC PPDX00619
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Please amend or request one of your affiliates to amend on our behalf the above-rerenced letter of credit ("Credit")

AMEND BY: [ ] Airmail [ ] Teletransmission
[ ] Courier [ ] FAX Copy to: _____________  Attention: ______________
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ACCOUNT PARTY                              BENEFICIARY

CALIFORNIA BEACH RESTAURANTS, INC.         COUNTY OF LOS ANGELES

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PLEASE AMEND AS FOLLOWS:
ONE YEAR EXTENSION JULY 6, 2001. FOR AMOUNT OF $437,500.









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All other terms and conditions of the Credit and the application and agreement therefor remain unchanged. The undersigned understands this amendment is subject to acceptance by the beneficiary. Bank's issuance of the amendment constitutes its agreement hereto.

If Oregon law applies the following disclosure is required: Under Oregon law, most agreements, promises and commitments made by lenders after October 3, 1989, concerning loans and other credit extensions which are not for personal, family, or household purposes or secured solely by the borrower's residence must be in writing, express consideration, and be signed by the lender to be enforceable.

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ACCOUNT NUMBER     TELEPHONE NUMBER          APPLICANT NAME
1-643-0112-1640     310-459-9676             CALIFORNIA BEACH RESTAURANTS, INC.
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STREET ADDRESS                   CITY                     STATE       ZIP
17383 SUNSET BLVD. #140          PACIFIC PALISADES,       CA          90272
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AUTHORIZED SIGNATURE                        TITLE

x  /s/ [SIGNATURE ILLEGIBLE]                  [TITLE ILLEGIBLE]
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CORRESPONDENT BANK AGREEMENT (IF APPLICABLE)
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CORRESPONDENT BANK NAME          AUTHORIZED SIGNATURE       TITLE         DATE

                                 x
                                  --------------------
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FOR ADMINISTRATIVE USE ONLY     Applicant's signature is verified and authority
                                to sign is confirmed. This extension of credit is approved in accordance with the Bank's current requirements.
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OFFICIAL SIGNATURE   OFFICER'S NAME AND NUMBER   FBE
                     (PLEASE PRINT)
x /s/ Richard Bercer Richard Bercer     R-B83    [ ] Rate Manual [ ] Other_____
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
OBLIGOR NUMBER     OBLIGATION NUMBER   OBL TYPE        MAIL CODE      COMPANY/COST CENTER     TELEPHONE NUMBER
/ / / / / / / /    /0/0/0/0/0/ / / /   / / /0/ / /   / CALM 2789     /   2789                / (818) 817-7237

Applicant acknowledges receipt of a completed copy of this Agreement


APPLICANT:                              CORRESPONDENT BANK: (if applicable)

CALIFORNIA BEACH RESTAURANTS, INC.
-----------------------------------      --------------------------------

By: ALAN REDHEAD                         By:
   --------------------------------         -----------------------------

Title: President                         Title:
       ----------------------------            --------------------------



          FOR BANK USE - Signature verified authority to sign confirm.


          ------------------------------------------------------------
                              Authorized Signature

          ------------------------------------------------------------

                                  [ILLEGIBLE]
          ------------------------------------------------------------
                    Officer's Name and Number (Please Print)
          ------------------------------------------------------------


                    U.S. BANK                      2789
          ------------------------------------------------------------
                     Company                   Cost Center

                      SCHEDULE TO CONTINUING AGREEMENT FOR
                           STANDBY LETTERS OF CREDIT

The provisions of this Schedule 1 are hereby incorporated in and made a part of the Continuing Agreement for Standby Letters of Credit ("Agreement") executed by California Beach Restaurants, Inc. ("Applicant") and if applicable, by Correspondent Bank dated ________________ and delivered to U.S. Bank. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

     1. This Schedule 1 replaces the Schedule 1 executed by Applicant dated _________. (If no date is inserted, this is not a replacement Schedule 1).

     2. Subject to any limitations below, any one of the persons whose name, title and signature appears below is authorized to give instructions to Bank and to execute and/or transmit Applications, requests for amendments, instructions regarding discrepancies and other communications of any nature regarding any Credit to Bank.

NAME                   TITLE             SIGNATURE          AUTHORITY LIMITS


ALAN REDHEAD         PRESIDENT        /s/ ALAN REDHEAD           500,000
-----------------   -------------     --------------------   --------------

ROBERT KISSINCOR    V. PRESIDENT      /s/ ROBERT KISSINCOR       500,000
-----------------   -------------     --------------------   --------------

-----------------   -------------     --------------------   --------------

     3.   If Correspondent Bank is signing this agreement:

          (a) The latest Schedule A to the Correspondent Bank Letter of Credit Agreement is incorporated herein by reference.

          (b) Correspondent Bank agrees that, subject to any limitations listed above, any person authorized above to act for Applicant may, without further consent of Correspondent Bank, take the following actions:

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     4.   Bank is authorized to automatically deduct from Account No.
164301120709 with U.S. Bank's __________ Branch, all amounts which become due under the Agreement, as specified in Section 1(d) of the Agreement. (If no account number is specified, automatic deductions are not authorized.)

     5.   This Schedule 1 shall be effective upon receipt by Bank.


APPLICANT:                              CORRESPONDENT BANK; (if applicable)

CALIFORNIA BEACH RESTAURANTS, INC.
-----------------------------------      --------------------------------

By: ALAN REDHEAD                         By:
   --------------------------------         -----------------------------

Title: President                         Title:
       ----------------------------            --------------------------

       FOR BANK USE - Signature verified and authority to sign confirmed.


          ------------------------------------------------------------
                              Authorized Signature

          ------------------------------------------------------------

                                  [ILLEGIBLE]
          ------------------------------------------------------------
                    Officer's Name and Number (Please Print)
          ------------------------------------------------------------


                    U.S. BANK                      2789
          ------------------------------------------------------------
                     Company                   Cost Center